UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 23, 2007

                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

                 0-28456                                65-0635748
         (Commission file number)           (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)

                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associates with Exit or Disposal Activities.

      On July 23, 2007, Metropolitan Health Networks, Inc. (the "Company") communicated to affected employees a restructuring plan designed to reduce costs and improve operating efficiencies with respect to the Company's Medicare Advantage HMO subsidiary, METCARE Health Plans, Inc (the "HMO"), and its Provider Service Network ("PSN") business. The restructuring plan, expected to be complete by the end of August 2007, is anticipated to include the closure of two of the HMO's office locations, one PSN medical practice (the "PSN Practice"), and a workforce reduction involving 16 employees.

      The Company expects to record approximately $600,000 of restructuring costs during the third quarter of 2007 in connection with this plan, including approximately $150,000 of cash for severance payments, approximately $370,000 of cash for continuing lease obligations on closed office locations, and approximately $80,000 for the write-off of certain fixed assets and other associated costs. The Company projects that the restructuring will enable it to reduce its related operating expenses by approximately $1.2 million per annum, with no or limited impact on the HMO's and PSN's ability to serve their existing members, respectively. In the 1st Quarter of 2007, the PSN Practice served approximately 550 members in South Florida, generated $1.3 million of revenue and negatively impacted the PSN's segment profit before allocated overhead and income taxes.

Forward Looking Statements:

Except for historical matters contained herein, statements made in this Current Report are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Without limiting the generality of the foregoing, words such as "may", "will", "to", "plan", "expect", "believe", "anticipate", "intend", "could", "would", "estimate", or "continue" or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements.

Investors and others are cautioned that a variety of factors, including certain risks, may affect the Company's business and cause actual results to differ materially from those set forth in the forward-looking statements. For instance, the Company's ability to realize cost reductions as projected is subject to, among other things, the Company's ability to effectively serve its HMO and PSN membership with fewer officers, employees and office locations. The Company is also subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2007

                                          METROPOLITAN HEALTH NETWORKS, INC.

                                          By: /s/ Roberto L. Palenzuela
                                             ---------------------------------
                                             Roberto L. Palenzuela
                                             Secretary and General Counsel